                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                December 31, 2004

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

          CASE NAME: FLORSHEIM GROUP INC.                CASE NO. 02 B 08209

                            SUMMARY OF CASH ACCOUNTS

                                                     11/30/04          12/31/04
                                                  --------------    ---------------
ENDING BALANCE IN :

   Associated Bank                                $    40,287.70    $    327,502.56

   BT Commercial Escrow                               144,008.24         144,008.24

   Shaw Gussis Fishman Glantz Wolfman &
      Towbin LLC - Preference Account II              783,315.71         827,440.20
                                                  --------------    ---------------
   TOTAL                                          $   967,611.65    $  1,298,951.00
                                                  ==============    ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - DECEMBER 31, 2004

    DATE                                             ASSOCIATED BANK
------------                                        -----------------
 12/01/04                                           $             -
 12/02/04                                                         -
 12/03/04                                                         -
 12/04/04                                                         -
 12/05/04                                                         -
 12/06/04                                                         -
 12/07/04                                                 14,791.63 1)
 12/08/04                                                         -
 12/09/04                                                         -
 12/10/04                                                    670.00 2)
 12/11/04                                                         -
 12/12/04                                                         -
 12/13/04                                                         -
 12/14/04                                                         -
 12/15/04                                                  1,149.25 3)
 12/16/04                                                         -
 12/17/04                                                         -
 12/18/04                                                         -
 12/19/04                                                         -
 12/20/04                                                         -
 12/21/04                                                274,181.88 4)
 12/22/04                                                         -
 12/23/04                                                         -
 12/24/04                                                         -
 12/25/04                                                         -
 12/26/04                                                         -
 12/27/04                                                         -
 12/28/04                                                         -
 12/29/04                                                         -
 12/30/04                                                         -
 12/31/04                                                         -
                                                    ---------------
TOTAL RECEIPTS                                      $    290,792.76
                                                    ===============

      NOTES:

      1)    Proceeds from liquidation of Florsheim Pacific.

      2)    Accounts receivable collections, net of collection expense.

      3)    Medical insurance rebates.

      4)    Proceeds from liquidation of Florsheim Europe.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - DECEMBER 31, 2004

                                                        SHAW GUSSIS
    DATE                                             PREFERENCE ACCT.II
-------------                                       --------------------
 12/01/04                                           $                -
 12/02/04                                                            -
 12/03/04                                                            -
 12/04/04                                                            -
 12/05/04                                                            -
 12/06/04                                                            -
 12/07/04                                                            -
 12/08/04                                                            -
 12/09/04                                                            -
 12/10/04                                                            -
 12/11/04                                                            -
 12/12/04                                                            -
 12/13/04                                                            -
 12/14/04                                                            -
 12/15/04                                                            -
 12/16/04                                                            -
 12/17/04                                                            -
 12/18/04                                                            -
 12/19/04                                                            -
 12/20/04                                                            -
 12/21/04                                                            -
 12/22/04                                                            -
 12/23/04                                                    78,000.00 1)
 12/24/04                                                            -
 12/25/04                                                            -
 12/26/04                                                            -
 12/27/04                                                            -
 12/28/04                                                            -
 12/29/04                                                            -
 12/30/04                                                            -
 12/31/04                                                            -
                                                    ------------------
TOTAL RECEIPTS                                      $        78,000.00
                                                    ==================

      1)    Preference recoveries.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - DECEMBER 31, 2004

   DATE       CHECK NUMBER           PAYMENTS            ASSOCIATED BANK
----------    ------------    ----------------------    ----------------
12/02/04          1250        F. Terrence Blanchard     $       3,382.90
12/16/04          1251        Ben Alvendia                        150.00
12/31/04            --        Bank fees                            45.00
                                                        ----------------
                              Total                     $       3,577.90
                                                        ================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - DECEMBER 31, 2004

                                                                      SHAW GUSSIS
  DATE        CHECK NUMBER               PAYMENTS                 PREFERENCE ACCOUNT II
----------    ------------    -------------------------------     ---------------------
12/17/04          1124        F. Terrence Blanchard                  $     2,906.25
12/21/04          1125        Iron Mountain Record Management                424.92
12/21/04          1126        Shaw Gussis Fishman                         16,339.19
12/30/04          1127        Leslie T. Welsh Inc.                         1,714.61
12/30/04          1128        Kronish Lieb Weiner                            730.69
12/30/04          1129        Logan & Company                             11,184.85
12/30/04          1130        Bowne of Chicago                               575.00
                                                                     --------------
                                                                     $    33,875.51
                                                                     ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                  DECEMBER 2004

BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                                                      POST-PETITION
                                                                          LOAN
    DATE                        PAYMENTS           BORROWINGS            BALANCE
---------------              ---------------     ---------------     ---------------
OPENING BALANCE                                                      $  6,912,679.88
   12/01/04                  $             -     $             -        6,912,679.88
   12/02/04                                -                   -        6,912,679.88
   12/03/04                                -                   -        6,912,679.88
   12/04/04                                -                   -        6,912,679.88
   12/05/04                                -                   -        6,912,679.88
   12/06/04                                -                   -        6,912,679.88
   12/07/04                                -                   -        6,912,679.88
   12/08/04                                -                   -        6,912,679.88
   12/09/04                                -                   -        6,912,679.88
   12/10/04                                -                   -        6,912,679.88
   12/11/04                                -                   -        6,912,679.88
   12/12/04                                -                   -        6,912,679.88
   12/13/04                                -                   -        6,912,679.88
   12/14/04                                -                   -        6,912,679.88
   12/15/04                                -                   -        6,912,679.88
   12/16/04                                -                   -        6,912,679.88
   12/17/04                                -                   -        6,912,679.88
   12/18/04                                -                   -        6,912,679.88
   12/19/04                                -                   -        6,912,679.88
   12/20/04                                -                   -        6,912,679.88
   12/21/04                                -                   -        6,912,679.88
   12/22/04                                -                   -        6,912,679.88
   12/23/04                                -                   -        6,912,679.88
   12/24/04                                -                   -        6,912,679.88
   12/25/04                                -                   -        6,912,679.88
   12/26/04                                -                   -        6,912,679.88
   12/27/04                                -                   -        6,912,679.88
   12/28/04                                -                   -        6,912,679.88
   12/29/04                                -                   -        6,912,679.88
   12/30/04                                -                   -        6,912,679.88
   12/31/04                                -                   -        6,912,679.88
                             ---------------     ---------------
Total                        $             -     $             -
                             ===============     ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: FLORSHEIM GROUP INC.    CASE NO. 02 B 08209

                          STATEMENT OF AGED RECEIVABLES

                                DECEMBER 31, 2004

ACCOUNTS RECEIVABLE:
   Beginning of Month Balance                     $      342,228
                                                  --------------
   Add: Sales on Account                                       -
                                                  --------------
   Less: Collections                                      (1,000)
                                                  --------------
   Adjustments                                                 -
                                                  --------------
   End of the Month Balance                       $      341,228
                                                  ==============

      Note - All accounts receivable are fully reserved.

   0-30           31-60            61-90           OVER 90         END OF MONTH
   DAYS           DAYS             DAYS             DAYS               TOTAL
-----------   -------------   --------------   --------------    ---------------
$         -   $           -   $            -   $      341,228    $       341,228
===========   =============   ==============   ==============    ===============

                   ACCOUNTS PAYABLE AGING - DECEMBER 31, 2004

               0-30           31-60           61-90           Over 90         End of Month
               Days           Days            Days              Days              Total
            -----------   -------------   --------------   --------------    ---------------
Wholesale   $   854,188   $      18,934   $          487   $      478,052          1,351,661
Retail                -               -                -           75,979             75,979
            -----------   -------------   --------------   --------------    ---------------
Total       $   854,188   $      18,934   $          487   $      554,031    $     1,427,640
            ===========   =============   ==============   ==============    ===============

* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

         CASE NAME: FLORSHEIM GROUP INC.        CASE NO. 02 B 08209

                                TAX QUESTIONNAIRE

                        FOR MONTH ENDED DECEMBER 31, 2004

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal Income Taxes                     Yes (x)               No (  )
2. FICA withholdings                        Yes (x)               No (  )
3. Employee's withholdings                  Yes (x)               No (  )
4. Employer's FICA                          Yes (x)               No (  )
5. Federal Unemployment Taxes               Yes (x)               No (  )
6. State Income Taxes                       Yes (x)               No (  )
7. State Employee withholdings              Yes (x)               No (  )
8. All other state taxes                    Yes (x)               No (  )

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures,statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          For the Debtor In Possession (Trustee)

                                          Print or type name and capacity of
                                          person signing this Declaration:

                                          F. Terrence Blanchard
                                          --------------------------------------
                                          President and Chief Financial Officer
                                          Florsheim Group Inc.

DATED: January 13, 2005